UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
March 31, 2011

Nuveen Select Maturities Municipal Fund
NIM

March

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund.
Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Dividend and Share Price Information	9
Performance Overview	10
Report of Independent Registered Public Accounting Firm	11
Portfolio of Investments	12
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	26
Board Members & Officers	31
Annual Investment Management Agreement Approval Process	36
Board Approval of Sub-Advisory Arrangement	43
Reinvest Automatically, Easily and Conveniently	44
Glossary of Terms Used in this Report	46
Other Useful Information	47

Chairman’s
Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of April, 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 89% of the MuniPreferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refinancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
May 19, 2011

4 Nuveen Investments

Portfolio Manager’s Comments

Nuveen Select Maturities Municipal Fund (NIM)

Portfolio manager Paul Brennan reviews U.S. economic and municipal market conditions, key investment strategies and the twelve month performance of the Nuveen Select Maturities Municipal Fund. With 20 years of investment experience, including 14 years with Nuveen, Paul has managed NIM since 2006.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended March 31, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its April 2011 meeting (following the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in longer-term U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 aimed at providing job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.8%, marking the seventh consecutive quarter of positive growth. The employment picture continued to improve gradually, with the national jobless rate registering 8.8% in March 2011, its lowest level since March 2009 and down from 9.7% a year earlier. Inflation posted its largest gain since December 2009, as the Consumer Price Index (CPI) rose 2.7% year-over-year as of March 2011, driven mainly by increased prices for energy. The core CPI (which excludes food and energy) increased 1.2% over this period. The housing market continued to be a weak spot in the economy. For the twelve months ended February 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.3%, with 10 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

Municipal bond prices generally rose during this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable market

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Investments 5

conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009, and which expired on December 31, 2010. Between the beginning of this reporting period on April 1, 2010, and the end of the BAB program, taxable Build America Bond issuance totaled $90.5 billion, accounting for over 27% of new bonds issued in the municipal market.

After rallying strongly over most of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit and its impact on demand for U.S. Treasuries. Adding to this situation was media coverage of the strained finances of many state and local governments, which often failed to differentiate between gaps in these governments’ operating budgets and those entities’ ability to meet their debt service obligation. As a result, money began to flow out of the municipal mutual funds, yields rose and valuations lowered. Toward the end of this period, we saw the environment in the municipal market improve, as crossover buyers—including hedge funds and life insurance companies—were attracted by municipal bond prices and tax-exempt yields, resulting in decreased outflows, declining yields and rising valuations.

Over the twelve months ended March 31, 2011, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $378.9 billion. Demand for available municipal bonds was strong during the majority of this period, especially from individual investors. In recent months, crossover buyers have provided support for the market.

What key strategies were used to manage NIM during this reporting period?

As previously mentioned, the new issue supply of tax-exempt bonds declined nationally during this period, due largely to the heavy issuance of taxable bonds under the BAB program. Since interest payments from BABs represent taxable income, we did not view these bonds as appropriate investment opportunities for NIM. The impact of the BAB program was felt mainly in the area of longer-term issuance, with approximately 70% of BABs issued with maturities of at least 30 years. Since NIM is an intermediate-term strategy Fund,1 the Build America Bond program did not have a significant impact on the Fund’s ability to find and purchase bonds consistent with maintaining its duration and maturity.

We continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, we found value in several areas of the market, mainly in general obligation and other tax-supported bonds. We continued to focus our purchases on bonds that we believe are fundamentally solid credits offering some credit risk, largely in the A-rated credit category as well as some BBB-rated bonds. In our opinion, these bonds provide strong yield compensation and total return potential. During this period, these bonds were often available at attractive prices, as selling driven by investors’ withdrawals from high-yield funds created buying opportunities. We also selectively added to our holdings of bonds rated AA.

1 In keeping with its investment parameters, NIM maintains an average effective maturity of 12 years or less for portfolio holdings.

6 Nuveen Investments

Cash for new purchases during this period was generated largely by bond redemptions, which are a normal occurrence in funds with an intermediate maturity focus such as NIM. We worked to redeploy these proceeds to keep the Fund fully invested.

How did the Fund perform?

Results for NIM, as well as relevant index information, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For periods ended 3/31/11
	1-Year	5-Year	10-Year
NIM	2.15%	4.15%	3.50%
Standard & Poor’s (S&P) Intermediate Municipal Bond Index2	3.32%	4.96%	4.93%
Standard & Poor’s (S&P) National Municipal Bond Index3	1.45%	3.80%	4.64%

For the twelve months ended March 31, 2011, the total return on net asset value (NAV) for NIM trailed the return for the Standard & Poor’s (S&P) Intermediate Municipal Bond Index and exceeded the return for the Standard & Poor’s (S&P) National Municipal Bond Index.

During this period, municipal bonds with intermediate maturities generally outperformed other maturity categories, with credits at the longest end of the yield curve posting the weakest returns. Overall, duration and yield curve positioning was a positive contributor to NIM’s performance. With its intermediate-term orientation, the Fund had strong allocations to the intermediate parts of the yield curve that performed relatively well, particularly to bonds with maturities between five and ten years. NIM also had smaller exposures to bonds at the very short and long ends of the curve, which underperformed. In comparison, the S&P Intermediate Municipal Bond Index contains only bonds with maturity dates between 3 and 14.9 years, thus omitting the poorer performing maturity categories for this period. These weightings help to explain some of the difference between the twelve month performance of NIM and the S&P Intermediate Municipal Bond Index. In addition to duration and yield curve positioning, key management factors that influenced NIM’s performance during this period included credit exposure, sector allocation and individual security selection.

During the market reversal of late 2010, as redemption activity in high-yield funds increased, lower-rated credits were negatively impacted. For the period as a whole, higher-rated bonds typically outperformed those with lower credit quality ratings. During this time, NIM’s heavier exposure to higher quality credits, especially bonds rated A, was beneficial for performance.

Holdings that generally made positive contributions to the Fund’s return during this period included general obligation and other tax-supported bonds, housing credits and resource recovery bonds. The health care component of the S&P Intermediate Municipal Bond Index also performed well, and NIM’s health care holdings were a major driver of

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for NIM in this report.

2
The Standard & Poor’s (S&P) Intermediate Municipal Bond Index is an unleveraged, market value-weighted index containing all of the bonds in the S&P National Municipal Bond Index with maturity dates between 3 and 14.999 years. The index does not reflect any initial or ongoing expenses and is not available for direct investment.

3
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

Nuveen Investments 7

the Fund’s performance. In addition, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the stronger performers during this period, primarily due to their shorter effective maturities and higher credit quality. As of March 31, 2011, NIM held more than 13% of its portfolio in pre-refunded bonds.

In contrast, the industrial development revenue (IDR), transportation and education sectors turned in relatively weak performance. These sectors combined, represented approximately 10% of the funds assets at the end of this reporting period. The insured segment also failed to keep pace with the general municipal market return for the twelve months and zero coupon bonds were among the poorest performers.

The performance of certain individual securities also detracted from NIM’s return for the period. Due to weakening credit fundamentals and market pricing, among other factors, a few of NIM’s individual holdings did not perform as well as they had in the prior period. We generally remained favorable on these credits and continued to hold them in our portfolio.

8 Nuveen Investments

Dividend and Share Price Information

The monthly dividend of NIM remained stable throughout the twelve-month reporting period ended March 31, 2011.

NIM seeks to pay stable dividends at rates that reflect the Fund’s past results and projected future performance. During certain periods, NIM may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. NIM will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2011, NIM had positive UNII balances for both tax and financial reporting purposes.

SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding shares.

As of March 31, 2011, the share price of NIM was trading at a (-)discount of (–)2.10% to its NAV. The Fund’s average (+)premium over the entire twelve-month reporting period was (+)1.64%.

Nuveen Investments 9

NIM	Nuveen Select
Maturities
Performance	Municipal Fund
OVERVIEW
as of March 31, 2011

Fund Snapshot
Share Price		$9.81
Net Asset Value (NAV)		$10.02
Premium/(Discount) to NAV		-2.10%
Market Yield		4.28%
Taxable-Equivalent Yield1		5.94%
Net Assets ($000)		$124,549
Average Annual Total Return
(Inception 9/18/92)
	On Share Price	On NAV
1-Year	-1.89%	2.15%
5-Year	4.22%	4.15%
10-Year	3.59%	3.50%
States3
(as a % of total investments)
Illinois		14.9%
Colorado		12.1%
Pennsylvania		7.5%
Texas		6.8%
Florida		6.4%
New York		6.2%
South Carolina		5.1%
Wisconsin		3.9%
Arkansas		3.3%
Kansas		3.3%
Alabama		2.8%
California		2.6%
New Jersey		2.2%
Tennessee		2.1%
North Carolina		1.6%
Connecticut		1.5%
Louisiana		1.4%
Minnesota		1.4%
Other		14.9%
Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		18.2%
U.S. Guaranteed		17.6%
Utilities		16.6%
Tax Obligation/General		9.5%
Health Care		8.9%
Transportation		7.7%
Education and Civic Organizations		5.2%
Long-Term Care		4.6%
Other		11.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

10 Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Select Maturities Municipal Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund (the “Fund”) as of March 31, 2011, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 25, 2011

Nuveen Investments 11

Nuveen Select Maturities Municipal Fund
NIM	Portfolio of Investments
March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 2.7%
	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001:
$ 2,000	5.750%, 12/01/17	12/11 at 101.00	A–	$ 2,038,300
200	5.500%, 12/01/21	12/11 at 101.00	A–	192,796
180	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health	11/15 at 100.00	Baa2	154,384
	System Inc., Series 2005A, 5.000%, 11/15/30
500	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/12 –	8/11 at 100.00	AA+	491,445
	AGM Insured
500	Marshall County Healthcare Authority, Alabama, Revenue Bonds, Series 2002A, 6.250%, 1/01/22	1/12 at 101.00	A–	509,315
3,380	Total Alabama			3,386,240
	Arizona – 1.0%
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.
	Prepay Contract Obligations, Series 2007:
100	5.000%, 12/01/17	No Opt. Call	A	102,418
85	5.250%, 12/01/19	No Opt. Call	A	86,074
35	5.000%, 12/01/32	No Opt. Call	A	29,732
380	5.000%, 12/01/37	No Opt. Call	A	311,501
750	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series	4/11 at 100.00	A–	753,060
	2007, 4.500%, 4/01/17
1,350	Total Arizona			1,282,785
	Arkansas – 3.2%
1,500	Jefferson County, Arkansas, Pollution Control Revenue Bonds, Entergy Arkansas Inc. Project,	6/11 at 100.00	A–	1,503,255
	Series 2006, 4.600%, 10/01/17
1,000	Jonesboro, Arkansas, Industrial Development Revenue Bonds, Anheuser Busch Inc. Project, Series	No Opt. Call	BBB+	1,054,250
	2002, 4.600%, 11/15/12
1,380	North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series 1992A, 6.500%, 7/01/15 –	No Opt. Call	Baa1	1,496,444
	NPFG Insured
3,880	Total Arkansas			4,053,949
	California – 2.5%
405	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West,	7/15 at 100.00	A	414,586
	Series 2008H, 5.125%, 7/01/22
500	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	483,480
1,000	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series	8/12 at 32.87	A+	233,180
	2002B, 0.000%, 8/01/31 – FGIC Insured
260	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	BBB–	193,955
	Bonds, Series 2007A-1, 4.500%, 6/01/27
	Moulton Niguel Water District, California, Certificates of Participation, Refunding
	Series 2003:
250	5.000%, 9/01/21 – AMBAC Insured	No Opt. Call	AA+	259,615
250	5.000%, 9/01/22 – AMBAC Insured	No Opt. Call	AA+	257,418
500	5.000%, 9/01/23 – AMBAC Insured	No Opt. Call	AA+	512,170
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 –	No Opt. Call	AA+	797,120
	AGC Insured
5,165	Total California			3,151,524
	Colorado – 12.0%
2,895	Centennial Downs Metropolitan District, Colorado, General Obligation Bonds, Series 1999,	12/14 at 100.00	N/R	2,885,157
	5.000%, 12/01/20 – AMBAC Insured
1,105	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas	7/12 at 100.00	BBB	1,068,867
	County School District RE-1 – DCS Montessori School, Series 2002A, 6.000%, 7/15/22

12 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,175	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy	12/13 at 100.00	A	$ 1,180,534
	Charter School, Series 2003, 4.500%, 12/01/18 – SYNCORA GTY Insured
160	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000D-2,	10/11 at 105.00	AA	170,117
	6.900%, 4/01/29 (Alternative Minimum Tax)
1,025	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2001A,	12/11 at 100.00	N/R (4)	1,063,294
	6.000%, 12/01/23 (Pre-refunded 12/01/11)
1,465	Denver West Metropolitan District, Colorado, General Obligation Refunding and Improvement	12/13 at 100.00	N/R	1,401,639
	Bonds, Series 2003, 4.500%, 12/01/18 – RAAI Insured
1,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%,	No Opt. Call	Baa1	1,584,225
	9/01/39 (Mandatory put 9/01/13) – NPFG Insured
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 –	9/20 at 41.72	Baa1	141,060
	NPFG Insured
70	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001A,	6/11 at 102.00	AA+ (4)	72,102
	5.250%, 6/15/41 (Pre-refunded 6/15/11) – AGM Insured
5,875	Northwest Parkway Public Highway Authority, Colorado, Senior Lien Revenue Bonds, Series 2001B,	6/11 at 38.04	N/R (4)	2,231,501
	0.000%, 6/15/27 (Pre-refunded 6/15/11) – AMBAC Insured
200	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	Baa3	181,302
	Activity Bonds, Series 2010, 6.000%, 1/15/41
2,845	University of Colorado Hospital Authority, Revenue Bonds, Series 2001A, 5.600%, 11/15/21	11/11 at 100.00	A3 (4)	2,938,003
	(Pre-refunded 11/15/11)
19,315	Total Colorado			14,917,801
	Connecticut – 1.5%
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator
	Lisbon Project, Series 1993A:
265	5.500%, 1/01/14 (Alternative Minimum Tax)	7/11 at 100.00	BBB	265,665
1,570	5.500%, 1/01/15 (Alternative Minimum Tax)	7/11 at 100.00	BBB	1,571,978
1,835	Total Connecticut			1,837,643
	Florida – 6.4%
2,400	Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003, 5.250%,	10/13 at 100.00	A1	2,484,576
	10/01/17 – NPFG Insured
	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
1,000	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+	1,052,030
125	5.000%, 3/01/16 – NPFG Insured	No Opt. Call	A+	130,668
600	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B,	7/17 at 101.00	AA–	638,910
	5.000%, 7/01/19 – NPFG Insured
30	JEA, Florida, Electric Revenue Certificates, Series 1973-2, 6.800%, 7/01/12 (ETM)	No Opt. Call	AAA	31,291
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System,
	Series 2009:
10	5.500%, 6/01/29 – AGM Insured	6/19 at 100.00	AA+	10,121
10	5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	10,006
750	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	No Opt. Call	BBB	741,630
	5.000%, 10/01/20
2,000	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2005, 5.000%, 10/01/22 –	10/15 at 100.00	A+	2,070,540
	AMBAC Insured
235	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%,	No Opt. Call	AAA	272,595
	11/01/16 (ETM)
500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System	8/17 at 100.00	AA	486,350
	Obligation Group, Series 2007, 5.000%, 8/15/27
7,660	Total Florida			7,928,717

Nuveen Investments 13

Nuveen Select Maturities Municipal Fund (continued)
NIM	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 0.3%
$ 380	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995, 5.200%,	8/22 at 100.00	AAA	$ 427,185
	8/01/25 (Pre-refunded 8/01/22) – NPFG Insured
	Idaho – 0.1%
100	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial	9/16 at 100.00	BBB–	80,167
	Hospital, Series 2006, 5.250%, 9/01/37
	Illinois – 14.7%
440	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series	7/11 at 100.00	N/R	440,493
	1998, 7.000%, 1/01/14
1,500	Cook County Township High School District 208, Illinois, General Obligation Bonds, Series	12/15 at 100.00	Aa3	1,527,180
	2006, 5.000%, 12/01/21 – NPFG Insured
2,000	Huntley, Illinois, Special Service Area 9, Special Tax Bonds, Series 2007, 5.100%, 3/01/28 –	3/17 at 100.00	AA+	2,005,180
	AGC Insured
4,760	Illinois Development Finance Authority, GNMA Collateralized Mortgage Revenue Bonds, Greek	4/11 at 105.00	Aaa	5,056,595
	American Nursing Home Committee, Series 2000A, 7.600%, 4/20/40
2,000	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series	3/14 at 102.00	A+	2,096,180
	2000, 4.450%, 3/01/34 (Mandatory put 3/01/15)
1,000	Illinois Educational Facilities Authority, Student Housing Revenue Bonds, Educational	5/12 at 101.00	Aaa	1,077,050
	Advancement Foundation Fund, University Center Project, Series 2002, 6.625%, 5/01/17
	(Pre-refunded 5/01/12)
80	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A,	11/17 at 100.00	A	73,866
	5.750%, 11/15/37
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	4/17 at 100.00	Baa2	234,485
20	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002,	No Opt. Call	Aaa	21,050
	5.250%, 5/15/12 (ETM)
25	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series	No Opt. Call	AA+ (4)	25,621
	1993A, 6.125%, 4/01/12 – AGM Insured (ETM)
	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997:
135	5.250%, 8/01/17 – AMBAC Insured	8/11 at 100.00	BBB	134,874
15	5.250%, 8/01/22 – AMBAC Insured	8/11 at 100.00	BBB	14,151
700	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical	8/11 at 100.00	BBB	700,217
	Centers, Series 1999, 5.500%, 8/15/19
75	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/15	No Opt. Call	A+	78,944
235	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A+	246,407
315	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A+	319,177
1,165	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/19	No Opt. Call	A+	1,183,617
230	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A+	238,335
25	Illinois State, General Obligation Bonds, Series 2007A, 5.500%, 6/01/15	No Opt. Call	A+	26,866
275	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.250%, 12/01/19 –	12/12 at 100.00	AA+	276,678
	AGM Insured
1,355	Kane & DeKalb Counties, Illinois, Community United School District 301, General Obligation	No Opt. Call	A1	937,403
	Bonds, Series 2006, 0.000%, 12/01/18 – NPFG Insured
55	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds,	6/13 at 100.00	AAA	58,077
	Series 2002, 5.375%, 6/01/15 – FGIC Insured
700	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	847,315
	Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured
750	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax	10/19 at 103.00	BBB+	740,070
	General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22
18,105	Total Illinois			18,359,831

14 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 0.4%
$ 250	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	BBB–	$ 241,145
	Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21
250	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public	No Opt. Call	Baa1	271,085
	Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured
500	Total Indiana			512,230
	Iowa – 1.2%
1,520	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series	6/11 at 101.00	AAA	1,546,752
	2001B, 5.300%, 6/01/25 (Pre-refunded 6/01/11)
	Kansas – 3.2%
3,500	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi	11/11 at 101.00	A+	3,557,259
	Health System Inc., Series 2001-III, 5.500%, 11/15/21
245	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds,	12/15 at 100.00	N/R	246,808
	Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20
370	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital	No Opt. Call	BBB	199,656
	Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic
	Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21
4,115	Total Kansas			4,003,723
	Kentucky – 0.9%
325	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	6/18 at 100.00	AA+	333,502
	Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured
740	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2005G, 5.000%, 7/01/30	1/15 at 100.60	AAA	750,967
	(Alternative Minimum Tax)
1,065	Total Kentucky			1,084,469
	Louisiana – 1.4%
1,010	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series	7/14 at 100.00	Baa1	1,015,303
	2004, 5.250%, 7/01/24 – NPFG Insured
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds,
	Series 2001B:
510	5.500%, 5/15/30	5/11 at 101.00	A	496,444
245	5.875%, 5/15/39	5/11 at 101.00	A–	224,146
1,765	Total Louisiana			1,735,893
	Maryland – 0.9%
1,100	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995,	9/11 at 100.00	N/R	1,099,802
	7.400%, 9/01/19 (Alternative Minimum Tax)
	Massachusetts – 0.7%
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007,	10/17 at 100.00	N/R	438,790
	5.000%, 10/01/19
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc.,
	Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 101.00	N/R	86,630
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 101.00	N/R	345,981
1,070	Total Massachusetts			871,401
	Michigan – 1.3%
1,000	Cornell Township Economic Development Corporation, Michigan, Environmental Improvement	5/12 at 100.00	AAA	1,058,660
	Revenue Refunding Bonds, MeadWestvaco Corporation-Escanaba Project, Series 2002,
	5.875%, 5/01/18 (Pre-refunded 5/01/12)
500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport,	No Opt. Call	A	529,260
	Refunding Series 2010C, 5.000%, 12/01/16
1,500	Total Michigan			1,587,920

Nuveen Investments 15

Nuveen Select Maturities Municipal Fund (continued)
NIM	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 1.4%
$ 1,100	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series	8/12 at 101.00	A1	$ 1,214,400
	1993A, 8.500%, 9/01/19
250	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series	No Opt. Call	AA+	272,980
	2009A, 5.000%, 1/01/15 – AGC Insured
230	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%,	No Opt. Call	N/R	234,186
	12/01/11 – ACA Insured
1,580	Total Minnesota			1,721,566
	Mississippi – 0.6%
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial
	Healthcare, Series 2004B-1:
200	5.000%, 9/01/16	No Opt. Call	AA	214,170
300	5.000%, 9/01/24	9/14 at 100.00	AA	303,837
250	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company,	8/11 at 100.00	BBB	218,778
	Series 2006A, 4.800%, 8/01/30
750	Total Mississippi			736,785
	Missouri – 0.3%
320	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 8.125%,	7/20 at 100.00	AAA	410,451
	8/01/20 (Pre-refunded 7/01/20) (Alternative Minimum Tax)
	Montana – 0.1%
90	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	5/11 at 100.00	BBB (4)	103,525
	Nebraska – 0.9%
1,000	Dodge County School District 1, Nebraska, Fremont Public Schools, General Obligation Bonds,	12/14 at 100.00	Aa3	1,070,440
	Series 2004, 5.000%, 12/15/19 – AGM Insured
	Nevada – 1.2%
1,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	991,290
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas
	Monorail Project, First Tier, Series 2000:
800	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	D	152,496
35	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	D	6,160
120	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	D	18,300
50	0.000%, 1/01/20 – AMBAC Insured	No Opt. Call	D	6,653
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,	6/19 at 100.00	A	276,535
	8.000%, 6/15/30
2,255	Total Nevada			1,451,434
	New Jersey – 2.2%
360	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project,	No Opt. Call	BB	335,516
	Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
150	5.375%, 6/15/14	No Opt. Call	BBB	156,185
15	5.375%, 6/15/15 – RAAI Insured	No Opt. Call	Baa3	15,474
25	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Baa3	25,749
1,730	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A+	381,517
	Appreciation Series 2010A, 0.000%, 12/15/33
1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D,	No Opt. Call	Aa3	1,495,980
	5.000%, 12/15/23
425	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/17 at 100.00	BBB	355,194
	Series 2007-1A, 4.500%, 6/01/23
4,205	Total New Jersey			2,765,615

16 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 6.2%
$ 220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	BBB–	$ 212,903
	Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Brooklyn Law School, Series	7/13 at 100.00	BBB+	1,071,790
	2003A, 5.500%, 7/01/15 – RAAI Insured
170	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special	No Opt. Call	N/R	166,190
	Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2003A-1:
20	5.500%, 6/01/14	6/11 at 100.00	AA–	20,071
250	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	261,105
590	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	608,443
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2003B-1C:
500	5.500%, 6/01/21	6/13 at 100.00	AA–	521,270
300	5.500%, 6/01/22	6/13 at 100.00	AA–	315,735
4,300	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	No Opt. Call	Baa1	4,499,992
	Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)
7,350	Total New York			7,677,499
	North Carolina – 1.6%
1,880	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/18 –	6/13 at 101.00	Aa2	2,008,235
	AMBAC Insured
	Ohio – 1.3%
770	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/17 at 100.00	Baa3	587,549
	Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24
1,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B,	No Opt. Call	A	1,055,460
	4.500%, 12/01/15
1,770	Total Ohio			1,643,009
	Pennsylvania – 7.4%
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds,	12/19 at 100.00	N/R	190,254
	Series 2009, 7.750%, 12/15/27
770	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series	No Opt. Call	Aaa	869,138
	1976, 7.625%, 7/01/15 (ETM)
225	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts,	9/11 at 100.00	A+ (4)	248,699
	Series 1999, 5.150%, 3/15/20 – RAAI Insured (ETM)
580	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue	No Opt. Call	AA	422,698
	Bonds, Series 2010A, 0.000%, 12/01/34
4,120	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Eighteenth Series 2004, 5.000%, 8/01/15 –	8/14 at 100.00	BBB+	4,327,606
	AMBAC Insured
1,435	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 –	No Opt. Call	BBB (4)	1,749,581
	NPFG Insured (ETM)
250	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	5/11 at 100.00	BBB	250,058
	Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23
1,085	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series	No Opt. Call	Aa3	1,144,816
	2006B, 5.000%, 9/01/12 – AMBAC Insured
8,665	Total Pennsylvania			9,202,850
	Puerto Rico – 0.6%
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/26 at 100.00	A+	801,690
	2009A, 0.000%, 8/01/32

Nuveen Investments 17

Nuveen Select Maturities Municipal Fund (continued)
NIM	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.7%
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,
	Series 2002A:
$ 255	6.125%, 6/01/32	6/12 at 100.00	BBB	$ 242,655
725	6.250%, 6/01/42	6/12 at 100.00	BBB	630,206
980	Total Rhode Island			872,861
	South Carolina – 5.1%
750	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing	12/13 at 100.00	A1	779,633
	Assets for Education, Series 2003, 5.250%, 12/01/19
1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%,	No Opt. Call	AAA	1,949,409
	1/01/19 – FGIC Insured (ETM)
2,835	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%,	No Opt. Call	Baa1	3,349,920
	1/01/19 – FGIC Insured
5	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon	11/12 at 100.00	A3 (4)	5,402
	Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
20	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon	11/12 at 100.00	A–	18,876
	Secours Health System Inc., Series 2002B, 5.625%, 11/15/30
195	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement	5/11 at 101.00	BBB (4)	197,798
	Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)
5,345	Total South Carolina			6,301,038
	South Dakota – 0.8%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	5/17 at 100.00	AA–	984,460
	Series 2007, 5.000%, 11/01/27
	Tennessee – 2.1%
	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue
	Bonds, Methodist Healthcare, Series 2002:
750	6.000%, 9/01/17 (Pre-refunded 9/01/12)	9/12 at 100.00	AAA	807,533
1,250	6.000%, 9/01/17 (Pre-refunded 9/01/12)	9/12 at 100.00	AAA	1,345,888
400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.000%, 9/01/13	No Opt. Call	Ba3	421,432
2,400	Total Tennessee			2,574,853
	Texas – 6.7%
1,055	Austin, Texas, General Obligation Bonds, Series 2004, 5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	AAA	1,130,422
565	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing	No Opt. Call	N/R	586,560
	Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15
	(Alternative Minimum Tax)
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities	No Opt. Call	CC	6,583
	Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)
2,000	Brazos River Authority, Texas, Collateralized Revenue Refunding Bonds, CenterPoint Energy	6/14 at 100.00	A3	2,010,680
	Inc., Series 2004B, 4.250%, 12/01/17 – FGIC Insured
500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	No Opt. Call	CC	470,750
	Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)
15	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company	No Opt. Call	CC	9,790
	LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)
1,875	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Series	8/16 at 100.00	AAA	2,010,056
	2006, 5.000%, 8/15/20
300	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	No Opt. Call	BBB–	267,870
	Memorial Hospital Project, Series 2005, 5.125%, 8/15/26

18 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	BBB	$ 178,454
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
325	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F,	1/18 at 100.00	A3	302,387
	5.750%, 1/01/38
25	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC	No Opt. Call	CC	23,538
	Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)
1,350	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series	7/11 at 100.00	A	1,214,595
	2006B, 0.757%, 12/15/17
145	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp	6/12 at 100.00	N/R (4)	151,167
	Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)
8,380	Total Texas			8,362,852
	Virgin Islands – 0.4%
525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien	10/20 at 100.00	BBB	473,324
	Series 2010A, 5.000%, 10/01/29
	Virginia – 0.2%
250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount	7/11 at 100.00	N/R	250,103
	University, Series 1998, 5.100%, 7/01/18 – RAAI Insured
	Washington – 0.7%
295	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series	No Opt. Call	Aaa	365,245
	1989B, 7.125%, 7/01/16 – NPFG Insured
520	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/13 at 100.00	BBB	523,760
	Series 2002, 6.500%, 6/01/26
815	Total Washington			889,005
	Wisconsin – 3.9%
	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed
	Bonds, Series 2002:
465	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	484,242
1,480	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,580,847
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian Healthcare	7/11 at 100.00	A– (4)	1,014,160
	Inc., Series 2001, 6.000%, 7/01/21 (Pre-refunded 7/01/11)
1,105	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc.,	8/11 at 100.00	N/R	1,105,033
	Series 1999A, 5.500%, 2/15/20 – ACA Insured
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan
	Healthcare System, Series 2006:
500	5.250%, 8/15/18	8/16 at 100.00	BBB+	500,200
180	5.250%, 8/15/34	8/16 at 100.00	BBB+	153,133
4,730	Total Wisconsin			4,837,615
$ 129,095	Total Investments (cost $122,029,206) – 98.8%			123,007,242
	Other Assets Less Liabilities – 1.2%			1,542,059
	Net Assets – 100%			$ 124,549,301

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments 19

Statement of
Assets & Liabilities

March 31, 2011

Assets
Investments, at value (cost $122,029,206)	$123,007,242
Cash	136,671
Receivables:
Interest	1,827,984
Investments sold	100,625
Other assets	312
Total assets	125,072,834
Liabilities
Payables:
Dividends	417,434
Investments purchased	9,981
Accrued expenses:
Management fees	50,957
Other	45,161
Total liabilities	523,533
Net assets	$124,549,301
Shares outstanding	12,424,976
Net asset value per share outstanding	$10.02
Net assets consist of:
Shares, $.01 par value per share	$124,250
Paid-in surplus	132,163,058
Undistributed (Over-distribution of) net investment income	258,709
Accumulated net realized gain (loss)	(8,974,752)
Net unrealized appreciation (depreciation)	978,036
Net assets	$124,549,301
Authorized shares	Unlimited

See accompanying notes to financial statements.

20 Nuveen Investments

Statement of
Operations

Year Ended March 31, 2011

Investment Income	$6,103,633
Expenses
Management fees	612,836
Shareholders’ servicing agent fees and expenses	20,163
Custodian’s fees and expenses	33,808
Trustees’ fees and expenses	2,896
Professional fees	19,869
Shareholders’ reports – printing and mailing expenses	40,025
Stock exchange listing fees	9,137
Other expenses	6,858
Total expenses before custodian fee credit	745,592
Custodian fee credit	(1,986)
Net expenses	743,606
Net investment income (loss)	5,360,027
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	39,355
Change in net unrealized appreciation (depreciation) of investments	(2,560,337)
Net realized and unrealized gain (loss)	(2,520,982)
Net increase (decrease) in net assets from operations	$2,839,045

See accompanying notes to financial statements.

Nuveen Investments 21

Statement of
Changes in Net Assets
	Year	Year
	Ended	Ended
	3/31/11	3/31/10
Operations
Net investment income (loss)	$5,360,027	$5,463,824
Net realized gain (loss) from investments	39,355	65,469
Change in net unrealized appreciation (depreciation) of investments	(2,560,337)	6,371,614
Net increase (decrease) in net assets from operations	2,839,045	11,900,907
Distributions to Shareholders
From net investment income	(5,217,227)	(5,212,112)
Decrease in net assets from distributions to shareholders	(5,217,227)	(5,212,112)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	95,473	131,705
Net increase (decrease) in net assets applicable to shares from capital share transactions	95,473	131,705
Net increase (decrease) in net assets	(2,282,709)	6,820,500
Net assets at the beginning of year	126,832,010	120,011,510
Net assets at the end of year	$124,549,301	$126,832,010
Undistributed (Over-distribution of) net investment income at the end of year	$258,709	$120,834

See accompanying notes to financial statements.

22 Nuveen Investments

Financial
Highlights

Nuveen Investments 23

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations			Less Distributions
		Net	Net
	Beginning	Investment	Realized/		Net			Ending	Ending
	Net Asset	Income	Unrealized		Investment	Capital		Net Asset	Market
	Value	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Value	Value
Year Ended 3/31:
2011	$10.22	$.43	$(.21)	$.22	$(.42)	$—	$(.42)	$10.02	$9.81
2010	9.68	.44	.52	.96	(.42)	—	(.42)	10.22	10.42
2009	10.07	.43	(.38)	.05	(.44)	—	(.44)	9.68	9.98
2008	10.19	.44	(.12)	.32	(.44)	—	(.44)	10.07	9.80
2007	10.15	.46	.05	.51	(.47)	—	(.47)	10.19	9.94

24 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average
Total Returns			Net Assets(b)
Based on	Based on	Ending		Net	Portfolio
Market	Net Asset	Net Assets		Investment	Turnover
Value(a)	Value(a)	(000)	Expenses	Income	Rate
(1.89)%	2.15%	$124,549	.59%	4.22%	8%
8.83	10.06	126,832	.59	4.38	5
6.53	.52	120,012	.61	4.43	8
3.18	3.18	124,831	.59	4.37	11
4.75	5.10	126,316	.62	4.44	15

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments 25

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, registered investment company.

Effective January 1, 2011, the Fund’s adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Fund’s sub-adviser, and the Fund’s portfolio manager became an employee of the Sub-Adviser. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Fund from the Fund’s management fee.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Sub-Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund’s investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

26 Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2011, the Fund had no such outstanding purchase commitments.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Derivative Financial Instruments
The Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended March 31, 2011.

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Nuveen Investments 27

Notes to
Financial Statements (continued)

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of March 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$ —	$123,007,242	$ —	$123,007,242

During the fiscal year ended March 31, 2011, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended March 31, 2011.

4. Fund Shares
Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding shares.

Transactions in shares were as follows:

	Year	Year
	Ended	Ended
	3/31/11	3/31/10
Shares issued to shareholders
due to reinvestment of distributions	9,224	13,113

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, when applicable) during the fiscal year ended March 31, 2011, aggregated $11,147,740 and $10,456,250, respectively.

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

28 Nuveen Investments

At March 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$121,883,711
Gross unrealized:
Appreciation	$3,324,237
Depreciation	(2,200,706)
Net unrealized appreciation (depreciation) of investments	$1,123,531

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and distribution character reclassifications, resulted in reclassifications among the Fund’s components of net assets at March 31, 2011, the Fund’s tax year-end, as follows:

Paid-in-surplus	$(6,454,718)
Undistributed (Over-distribution of) net investment income	(4,925)
Accumulated net realized gain (loss)	6,459,643

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2011, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income *	$532,148
Undistributed net ordinary income **	4,148
Undistributed net long-term capital gains	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2011, paid on April 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended March 31, 2011 and March 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011
Distributions from net tax-exempt income ***	$5,216,904
Distributions from net ordinary income **	—
Distributions from net long-term capital gains	—
2010
Distributions from net tax-exempt income	$5,211,653
Distributions from net ordinary income **	—
Distributions from net long-term capital gains	—

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Fund hereby designates these amounts paid during the fiscal year ended March 31, 2011, as Exempt Interest Dividends.

At March 31, 2011, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
March 31, 2012	$8,737,799
March 31, 2013	4,977
March 31, 2014	14,448
March 31, 2015	11,084
March 31, 2016	44,763
March 31, 2017	148,403
Total	$8,961,474

Nuveen Investments 29

Notes to
Financial Statements (continued)

During the tax year ended March 31, 2011, the Fund utilized $41,781 of its capital loss carryforwards. At March 31, 2011, $6,458,710 of the Fund’s capital loss carryforward expired.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2010 through March 31, 2011, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer post-October losses as follows:

Post-October capital losses	$1,493

7. Management Fees and Other Transactions with Affiliates
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	.3000%
For the next $125 million	.2875
For the next $250 million	.2750
For the next $500 million	.2625
For the next $1 billion	.2500
For net assets over $2 billion	.2375
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2011, the complex-level fee rate for the Fund was .1800%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

30 Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)			Private Investor and Management Consultant; Treasurer and Director,
8/22/40	Chairman of		Humanities Council of Washington, D.C.; Board Member,
333 W. Wacker Drive	the Board	1996	Independent Directors Council affiliated with the Investment	246
Chicago, IL 60606	and Board Member		Company Institute.

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
10/22/48			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; President Pro Tem of the Board of	246
Chicago, IL 60606			Regents for the State of Iowa University System; Director, Source Media
Group; Life Trustee of Coe College and the Iowa College Foundation;
formerly, Director, Alliant Energy; formerly, Director, Federal
Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean, Tippie College of Business, University of Iowa (since
3/6/48			2006); Director (since 2004) of Xerox Corporation; Director
333 W. Wacker Drive	Board Member	2004	(since 2005), Beta Gamma Sigma International Honor Society;	246
Chicago, IL 60606			Director of Wellmark, Inc. (since 2009); formerly, Dean and
Distinguished Professor of Finance, School of Business at the
University of Connecticut (2003-2006); previously, Senior Vice
President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit
Research Center at Georgetown University.

■ DAVID J. KUNDERT(2)			Director, Northwestern Mutual Wealth Management
10/28/42			Company; retired (since 2004) as Chairman, JPMorgan
333 W. Wacker Drive	Board Member	2005	Fleming Asset Management, President and CEO, Banc One	246
Chicago, IL 60606			Investment Advisors Corporation, and President, One Group
Mutual Funds; prior thereto, Executive Vice President, Banc One
Corporation and Chairman and CEO, Banc One Investment
Management Group; Member, Board of Regents, Luther College;
member of the Wisconsin Bar Association; member of Board of
Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater
Milwaukee Foundation.

■ WILLIAM J. SCHNEIDER(2)			Chairman of Miller-Valentine Partners Ltd., a real estate investment
9/24/44			company; formerly, Senior Partner and Chief Operating Officer
333 W. Wacker Drive	Board Member	1997	(retired 2004) of Miller-Valentine Group; member, University of	246
Chicago, IL 60606			Dayton Business School Advisory Council;member, Mid-America
Health System Board; formerly, member and chair, Dayton Philharmonic
Orchestra Association; formerly, member, Business Advisory Council,
Cleveland Federal Reserve Bank.

Nuveen Investments 31

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	withthe Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:

■ JUDITH M. STOCKDALE			Executive Director, Gaylord and Dorothy Donnelley
12/29/47			Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive	Board Member	1997	Great Lakes Protection Fund (1990-1994).	246
Chicago, IL 60606

■ CAROLE E. STONE(2)			Director, Chicago Board Options Exchange (since 2006); Director,
6/28/47			C2 Options Exchange, Incorporated (since 2009); formerly,
333 W. Wacker Drive	Board Member	2007	Commissioner, New York State Commission on Public Authority	246
Chicago, IL 60606			Reform (2005-2010); formerly, Chair, New York Racing Association
Oversight Board (2005-2007).

■ VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; Member, Governing
8/16/44			Board, Investment Company Institute’s Independent Directors
333 W. Wacker Drive	Board Member	2011	Council; governance consultant and non-profit board member;	246
Chicago, IL 60606			former Owner and President, Strategic Management Resources, Inc.
a management consulting firm; previously, held several executive positions in general management, marketing and human resources at
IBM and The Pillsbury Company; Independent Director, First American
Fund Complex (1987-2010) and Chair (1997-2010).

■ TERENCE J. TOTH(2)
9/29/59			Director, Legal & General Investment Management America, Inc.
333 W. Wacker Drive	Board Member	2008	(since 2008); Managing Partner, Promus Capital (since 2008);	246
Chicago, IL 60606			formerly, CEO and President, Northern Trust Global Investments
(2004-2007); Executive Vice President, Quantitative Management
& Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman
Theatre Board (since 2004), Chicago Fellowship Board (since
2005), and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern
Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board
(1997-2004).

Interested Board Member:

■ JOHN P. AMBOIAN(3)			Chief Executive Officer and Chairman (since 2007), and Director (since
6/14/61			1999) of Nuveen Investments, Inc., formerly, President (1999-2007);
333 W. Wacker Drive	Board Member	2008	Chief Executive Officer (since 2007) of Nuveen Investments Advisors,	246
Chicago, IL 60606			Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010)
of Nuveen Fund Advisors, Inc.

32 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), Assistant Secretary and Associate
9/9/56	Chief		General Counsel of Nuveen Securities, LLC; Managing Director
333 W. Wacker Drive	Administrative	1988	(since 2004) and Assistant Secretary (since 1994) of Nuveen	246
Chicago, IL 60606	Officer		Investments, Inc.; Managing Director (since 2002), Assistant
Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen
Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate
General Counsel of Nuveen Asset Management, LLC (since 2011);
Managing Director, Associate General Counsel and Assistant Secretary
of Symphony Asset Management LLC (since 2003); Vice President and
Assistant Secretary of NWQ Investment Management Company, LLC
(since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds
Global Investors LLC, and Santa Barbara Asset Management, LLC
(since 2006), Nuveen HydePark Group LLC and Nuveen Investment
Solutions, Inc. (since 2007) and of Winslow Capital Management Inc.
(since 2010); Chief Administrative Officer and Chief Compliance Officer
(since 2010) of Nuveen Commodities Asset Management, LLC;
Chartered Financial Analyst.

■ WILLIAM ADAMS IV			Senior Executive Vice President, Global Structured Products (since 2010),
6/9/55			formerly, Executive Vice President (1999-2010) of Nuveen Securities,
333 W. Wacker Drive	Vice President	2007	LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing	132
Chicago, IL 60606			Director (since 2010) of Nuveen Commodities Asset Management, LLC.

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC.
1/11/62
333 W. Wacker Drive	Vice President	2007		132
Chicago, IL 60606

■ MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc.
4/11/64			and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of
333 W. Wacker Drive	Vice President	2009	Institutional Asset Management (2007-2008) of Bear Stearns Asset	246
Chicago, IL 60606			Management; Head of Institutional Asset Management (1986-2007) of
Bank of NY Mellon; Chartered Financial Analyst.

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Securities, LLC and
10/24/45			Managing Director (since 2005) of Nuveen Fund Advisors, Inc.
333 W. Wacker Drive	Vice President	1998		246
Chicago, IL 60606

■ STEPHEN D. FOY			Senior Vice President (since 2010), formerly, Vice President (1993-
5/31/54	Vice President		2010) and Funds Controller (since 1998) of Nuveen Securities,
333 W. Wacker Drive	and Controller	1998	LLC; Senior Vice President (since 2010), formerly, Vice President	246
Chicago, IL 60606			(2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.

Nuveen Investments 33

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:

■ SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer
8/20/70	Vice President		(since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer
333 W. Wacker Drive	and Treasurer	2009	(since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment	246
Chicago, IL 60606			Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments
Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice
President and Treasurer of NWQ Investment Management Company, LLC,
Tradewinds Global Investors, LLC, Symphony Asset Management LLC and
Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset
Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President
(2008-2009), previously, Vice President (2006-2008) of Janus Capital
Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial
Services Group (2000-2003); Chartered Accountant Designation.

■ WALTER M. KELLY			Senior Vice President (since 2008), Vice President (2006-2008)
2/24/70	Chief Compliance		of Nuveen Securities, LLC; Senior Vice President (since 2008)
333 W. Wacker Drive	Officer and	2003	and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	246
Chicago, IL 60606	Vice President

■ TINA M. LAZAR			Senior Vice President (since 2009), formerly, Vice President of Nuveen
8/27/61			Securities, LLC (1999-2009); Senior Vice President (since 2010),
333 W. Wacker Drive	Vice President	2002	formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	246
Chicago, IL 60606

■ LARRY W. MARTIN			Senior Vice President (since 2010), formerly, Vice President
7/27/51	Vice President and		(1993-2010), Assistant Secretary and Assistant General Counsel
333 W. Wacker Drive	Assistant Secretary	1997	of Nuveen Securities, LLC; Senior Vice President (since 2011) of	246
Chicago, IL 60606			Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of
Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly
Vice President (2005-2010), and Assistant Secretary (since 1997) of
Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen
Investments Advisers, Inc. (since 2002), NWQ Investment Management
Company, LLC, Symphony Asset Management LLC (since 2003),
Tradewinds Global Investors, LLC, Santa Barbara Asset Management,
LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment
Solutions, Inc. (since 2007); and of Winslow Capital Management, Inc.
(since 2010); Vice President and Assistant Secretary of Nuveen Commodities
Asset Management, LLC (since 2010).

■ KEVIN J. MCCARTHY			Managing Director (since 2008), formerly, Vice President (2007-2008),
3/26/66	Vice President		Nuveen Securities, LLC; Managing Director (since 2008), Assistant
333 W. Wacker Drive	and Secretary	2007	Secretary (since 2007) and Co-General Counsel (since 2011)	246
Chicago, IL 60606			of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary
and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC; Managing Director (since 2008), and Assistant
Secretary, Nuveen Investment Holdings, Inc.; Vice President
(since 2007) and Assistant Secretary of Nuveen Investments Advisers
Inc., NWQ Investment Management Company, LLC, Tradewinds
Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management
LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark
Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management,
LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

34 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011)
3/30/53	Vice President and		of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and
800 Nicollet Mall	Assistant Secretary	2011	Associate General Counsel (since 2011) of Nuveen Asset Management, LLC;	246
Minneapolis, MN 55402			Managing Director and Assistant Secretary (since 2011) of Nuveen
Securities, LLC; formerly, Secretary of FASF (2004-2010); Deputy General
Counsel, FAF Advisors, Inc. (2004-2010).

(1)
Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments 35

Annual Investment Management
Agreement Approval Process(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (the “Advisory Agreement”) between the Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreement, the Independent Board Members reviewed a broad range of information relating to the Fund and the Adviser, including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreement, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreement. Each Board Member may have accorded different weight to the

36 Nuveen Investments

various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

Nuveen Investments 37

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and the Adviser
The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed the Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed the Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Fund) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. In this regard, the Independent Board Members noted that the Fund underperformed its benchmark in the three-year period but outperformed the performance of its benchmark in the one-year period.

C.   Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

38 Nuveen Investments

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for the Fund.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In their review, the Independent Board Members noted that although the Fund had net management fees above the peer average and the available peer set was limited, its net expense ratio was below or near the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition.

Nuveen Investments 39

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

40 Nuveen Investments

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Fund and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Nuveen Investments 41

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreement are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreement be renewed.

42 Nuveen Investments

Board Approval of Sub-Advisory
Arrangement (Unaudited)

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by the Adviser to the Fund were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Fund and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into a sub-advisory agreement with NAM LLC on behalf of the Fund (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Fund; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Fund following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement on behalf of the Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Fund were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the Sub-Advisory Agreement.

Nuveen Investments 43

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

44 Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 45

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses  the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

46 Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdal
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund did not repurchase any of its common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0311D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is "independent" for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Maturities Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
March 31, 2011	$18,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2010	$11,513	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
March 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2011	$0	$0	$0	$0
March 31, 2010	$0	$0	$0	$0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser. NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser").  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Paul Brennan	Nuveen Select Maturities Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Paul Brennan	Registered Investment Company	23	$ 14.67 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$126.45 million
*	Assets are as of March 31, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of Nuveen Asset Management). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.  This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.  As of October 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 56,510 securities with an aggregate current market value of $1,248 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by Nuveen Asset Management in accordance with its overall compensation strategy discussed above. Nuveen Asset Management is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Nuveen Asset Management’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Nuveen Asset Management’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation.    In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent.  These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that the Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the March 31, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by NAM’s municipal investment team
Paul Brennan	Nuveen Select Maturities Municipal Fund	$0	$100,001-$500,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.  Mr. Brennan, Senior Vice President of NAM, currently manages investments for 24 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: June 6, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 6, 2011